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                                                                    EXHIBIT 23.3




                           CONSENT OF INDEPENDENT ACCOUNTANTS



         We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated January 24, 2001, relating to the financial statements, which appears in Applix, Inc.'s Annual Report on Form 10-K for the year ended December 31, 2001.



/s/ PricewaterhouseCoopers LLP

    PricewaterhouseCoopers LLP

Boston, Massachusetts
July 23, 2002